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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 (the "Registration Statement") of our reports relating to the financial statements of the following funds established under the Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans: Lifecycle Fund Group Trust - Conservative (report dated March 21, 2003), Lifecycle Fund Group Trust - Moderate (report dated March 21, 2003), S&P 500 Flagship Fund and S&P 500 Flagship Non-Lending Fund (Combined Financial Statements) (report dated February 14, 2003), Russell 2000 Index Securities Lending Fund and Russell 2000 Index Fund (Combined Financial Statements) (report dated February 14, 2003), Daily EAFE Fund (report dated February 21, 2003), Government Corporate Bond Fund (report dated March 21, 2003), Daily MSCI Europe Index Securities Lending Fund and Daily MSCI Europe Index Fund (Combined Financial Statements) (report dated February 21, 2003), Daily MSCI Japan Index Securities Lending Fund and Daily MSCI Japan Index Fund (Combined Financial Statements) (report dated February 21,
2003), Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund and Daily MSCI Pacific Basin ex-Japan Index Fund (Combined Financial Statements) (report dated February 21, 2003), Government Fund (report dated March 21, 2003), Long Corporate Index Securities Lending Fund and Long Corporate Index Fund (Combined Financial Statements) (report dated February 21, 2003), Intermediate Corporate Index Securities Lending Fund and Intermediate Corporate Index Fund (Combined Financial Statements) (report dated February 21, 2003), Passive 1-3 Year Credit Index Fund (report dated February 21, 2003), Limited Duration Bond Fund (report dated March 21, 2003), Corporate Fund (report dated March 7, 2003) and Short Term Investment Fund (report dated February 14, 2003) for the year ended December 31, 2002. We also consent to the references to us under the headings "Condensed Financial Information" and "About Our Independent Accountants" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
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Boston, Massachusetts
April 23, 2003